================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)                November 1, 1996
                                                                ----------------

                               Prime Retail, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


        Maryland                       0-23616                   52-1836258
----------------------------      -------------------       --------------------
(State of other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)


100 East Pratt Street
Nineteenth Floor, Baltimore, Maryland                                    21202
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code                (410) 234-0782
                                                                  --------------

                                    No Change
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

                               PRIME RETAIL, INC.



ITEM 2:  Acquisition or Disposition of Assets

        As reported in the Form 8-K filed with the Securities and Exchange Commission on November 1, 1996, Prime Retail, Inc. (the "Company") acquired the Rocky Mountain Factory Stores and the Kansas City Factory Outlets (the "JMJ Acquired Properties") for an aggregate purchase price of $71.3 million. These centers were purchased by the Company from companies controlled by JMJ Properties, Inc., based in Muskegon, Michigan. The Company financed the purchase with (i) the proceeds from certain mortgage loan transactions provided by Nomura Asset Capital Corporation ("Nomura") that closed on November 1, 1996, and (ii) the issuance to the seller of a $12.0 million non-recourse promissory note.

        In addition, on November 1, 1996, the Company closed its previously reported agreement with Fru-Con Projects, Inc. ("Fru-Con") to purchase Fru-Con's first mortgage and 50.0% partnership interest in Grove City Factory Shops ("Grove City F.S."). Grove City F.S. is located in Grove City, Pennsylvania approximately 40 miles north of Pittsburgh. The terms of the agreement provided for the Company's purchase of Fru-Con's first mortgage and 50.0% interest for $56.0 million. The Company financed the transaction primarily with the proceeds from the Nomura loan transactions.

     Financial statements for the acquisition of the JMJ Acquired Properties and Grove City F.S. are included in this Form 8-K/A.

ITEM 5:  Other Events

         None

ITEM 7:  Financial Statements and Exhibits

     The   following  financial  statements,  unaudited   pro  forma  financial
information and exhibits are filed as part of this report:

     A. Financial statements of the real estate acquired, prepared pursuant to Rule 3-14 of Regulation S-X:
                                                                            PAGE
                                                                            ----
        (1)(i)  Audited statement of revenue and certain
                   expenses of the JMJ Acquired Properties

                Report of Independent Auditors                                 7

                Statement of Revenue and Certain Expenses for the year
                   ended December 31, 1995                                     8

                Notes to Statement of Revenue and Certain Expenses             9

         (ii) Audited statement of revenue and certain expenses of Grove City F.S.

                Report of Independent Auditors                                10

                Statement of Revenue and Certain Expenses for the
                   year ended December 31, 1995 and 1994                      11

                Notes to Statement of Revenue and Certain Expenses            12

     B. Unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X:

        (1) Pro Forma Consolidated Balance Sheet -- September 30, 1996        13

            Pro Forma Consolidated Statement of Operations -- Year ended
                December 31, 1995                                             15

            Pro Forma Consolidated Statement of Operations -- Nine months
                ended September 30, 1996                                      17

                The unaudited pro forma condensed balance sheet as of September 30, 1996 is based on the unaudited historical financial statements of the JMJ Acquired Properties, Grove City F.S. and the Company after giving effect to the acquisitions as described in Item 2 (the "Acquisitions") and certain adjustments as described in the accompanying notes to the unaudited pro forma financial statements.

                The unaudited pro forma condensed statement of operations for the year ended December 31, 1995 is based, in part, on the audited historical statements of revenue and certain expenses of the JMJ Acquired Properties and Grove City F.S. and the audited historical financial statements of the Company after giving effect to the Acquisitions and certain adjustments as described in the accompanying notes to the unaudited pro forma financial statements.

                The unaudited pro forma condensed statement of operations for the nine months ended September 30, 1996 is based on unaudited historical statements of revenue and certain expenses of the JMJ Acquired Properties and Grove City F.S. and the unaudited financial statements of the Company after giving effect to the Acquisitions and certain adjustments as described in the accompanying notes to the unaudited pro forma financial statements.

                The unaudited pro forma financial statements have been prepared by the Company based upon the statements of revenue and certain expenses of the JMJ Acquired Properties and Grove City F.S. (filed with this report under Item 7(a)). These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the Acquisitions had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the audited statements of revenue and certain expenses and notes of the JMJ Acquired Properties and Grove City F.S., the financial statements of the Company included in its Annual Report on Form 10-K and Form 10-K/A-1 for the year ended December 31, 1995 and the unaudited financial statements of the Company on Form 10-Q for the nine months ended September 30, 1996.

     C.  Exhibits in accordance with  the provisions of Item  601 of Regulation
         S-K:

         Item 23.  Consent of Independent Auditors

                               PRIME RETAIL, INC.
                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               PRIME RETAIL, INC.
                                                 (Registrant)

Dated: December 31, 1996


                                               By:     /s/ Robert P. Mulreaney
                                                       -----------------------
                                               Name:   Robert P. Mulreaney
                                               Title:  Executive Vice President,
                                                       Chief Financial Officer
                                                       and Treasurer

                                  EXHIBIT INDEX
                                  -------------




                                                                   Exhibit
                                                                   -------
   Consent of Independent Auditors                                    23

                         REPORT OF INDEPENDENT AUDITORS




To the Owners of Rocky Mountain Factory
Stores and Kansas City Factory Outlets

We have audited the statement of revenue and certain expenses of the JMJ Acquired Properties (the Properties) as described in Note 2 for the year ended December 31, 1995. This statement of revenue and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                     Ernst & Young LLP





Baltimore, Maryland
November 14, 1996

                             JMJ ACQUIRED PROPERTIES

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES



                                                                   Year ended
                                                               December 31, 1995
                                                               -----------------
REVENUE:
    Base rents                                                     $5,032,653
    Percentage rents                                                   84,151
    Tenant reimbursements                                           2,251,545
    Other revenue                                                     101,904
                                                                   ----------
       Total revenue                                                7,470,253

EXPENSES:
    Property operating                                              2,027,491
    Real estate taxes                                                 318,494
                                                                   ----------
       Total expenses                                               2,345,985
                                                                   ----------
Revenue in excess of certain expenses                              $5,124,268
                                                                   ==========

See accompanying notes.

                             JMJ ACQUIRED PROPERTIES

             NOTES TO THE STATEMENT OF REVENUE AND CERTAIN EXPENSES



1. BUSINESS

The accompanying statement of revenue and certain expenses includes the combined operations of the following factory outlet center properties (the "Properties") owned by an unaffiliated party.

Property Name                     Location                       Square Footage
-----------------------------     -------------------            ---------------
Rocky Mountain Factory Stores      Loveland, Colorado            302,940 sq. ft.
Kansas City Factory Outlets        Odessa, Missouri              190,589 sq. ft

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. This statement is not representative of the actual operations of the Properties for the period presented nor indicative of future operations as certain expenses, consisting of interest expense, depreciation, management fees and certain other operating expenses have been excluded.

A summary of unaudited expenses are as follows:

                                                                  Year ended
                                                               December 31, 1995
                                                               -----------------
Interest expense                                                  $1,994,321
Depreciation and amortization                                        906,635
Management fees                                                      246,825
Other                                                                 19,540
                                                                  ----------
     Total unaudited expenses                                     $3,167,321
                                                                  ==========

REVENUE RECOGNITION

Rental revenue is recognized as income in the period earned.

3. RENTALS

The Properties have entered into tenant leases with terms from three to ten years. The leases provide for tenants to share in increases in operating expenses and real estate taxes in excess of base amounts, as defined.

                         REPORT OF INDEPENDENT AUDITORS



To the Owners of Grove City
Factory Shops

We have audited the statement of revenue and certain expenses of Grove City Factory Shops ("Grove City") as described in Note 2 for the year ended December 31, 1995. This statement of revenue and certain expenses is the responsibility of Grove City's management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of Grove City's revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of Grove City for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                         Ernst & Young LLP






Baltimore, Maryland
January 30, 1996

                            GROVE CITY FACTORY SHOPS

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES


                                                  Year ended December 31
                                         ---------------------------------------
                                              1995                    1994
                                         ---------------         ---------------
REVENUE:
    Base rents                              $4,863,626              $1,042,565
    Percentage rents                           532,096                 250,000
    Tenant reimbursements                    2,401,117                 575,390
    Other revenue                              114,496                  23,333
                                            ----------              ----------
       Total revenue                         7,911,335               1,891,288

EXPENSES:
    Property operating                       1,629,418                 438,709
    Real estate taxes                          587,990                 203,906
    General and administrative                  95,399                   5,634
                                            ----------              ----------
       Total expenses                        2,312,807                 648,249
                                            ----------              ----------
Revenue in excess of certain expenses       $5,598,528              $1,243,039
                                            ==========              ==========

See accompanying notes.

                            GROVE CITY FACTORY SHOPS

             NOTES TO THE STATEMENT OF REVENUE AND CERTAIN EXPENSES



1. BUSINESS

The accompanying statements of revenue and certain expenses include the operations of a retail factory outlet center located in Grove City, Pennsylvania (the "Project"). The Project was completed in three phases: Phase I consisting of 235,000 square feet opened on August 19, 1994, Phase II consisting of 95,000 square feet, opened on November 19, 1994 and Phase III consisting of 85,000 square feet, opened on November 10, 1995.

On November 1, 1996, Prime Retail, Inc. (the "Company") closed its agreement with Fru-Con Projects, Inc. ("Fru-Con") to purchase Fru-Con's first mortgage and 50.0% partnership interest in the Project. As a result of this transaction, the Company owns 100.0% of the Project.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. These statements are not representative of the actual operations of the Project for the period presented nor indicative of future operations as certain non-recurring revenues and expenses, consisting of the sale of land and improvements, interest expense, depreciation and amortization, and management fees have been excluded.

A summary of unaudited revenues and expenses are as follows:

                                                     Year ended December 31
                                              ----------------------------------
                                                   1995                  1994
                                               --------------      -------------
Revenue:
   Gain on sale of land and improvements         $  288,023          $       --
                                                 ==========          ==========

Expenses:
   Interest expense                              $2,518,300          $  449,350
   Depreciation and amortization                  1,434,008             339,615
   Management fees                                  265,277              66,464
                                                 ----------          ----------
     Total unaudited expenses                    $4,217,585          $  855,429
                                                 ==========          ==========

REVENUE RECOGNITION

Rental revenue is recognized as income in the period earned.

3. RENTALS

The Project has entered into tenant leases with terms from three to ten years. The leases provide for tenants to share in increases in operating expenses and real estate taxes in excess of base amounts, as defined.

                                                            PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                     PRIME RETAIL, INC.

                                                                    SEPTEMBER 30, 1996

                                                                        (UNAUDITED)
                                                                          (000's)

                                                                  Grove
                                                                   City            JMJ
                                                   Prime         Factory         Acquired        Pro Forma
                                               Retail, Inc.[A]   Shops[B]       Properties[C]    Adjustments         Pro Forma
                                              --------------- ---------------  --------------- ---------------    ---------------
ASSETS
Investment in rental property                       $439,792         $43,672          $35,414         $47,971 [D]       $566,849


Cash and cash equivalents                              9,602           1,950            2,680                             14,232


Restricted cash                                        2,623                                                               2,623
Accounts receivable, net                               6,500             540               11                              7,051
Deferred charges, net                                 11,407             614                             (172)[E]         11,849
Due from affiliates, net                               1,960                                             (308)[F]          1,652
Investment in partnerships                            13,150                                                              13,150
Other assets                                           1,039             106            4,589                              5,734
                                                    --------         -------          -------         -------           --------
    Total assets                                    $486,073         $46,882          $42,694         $47,491           $623,140
                                                    ========         =======          =======         =======           ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Bonds payable                                       $ 32,900                                                             $32,900
Notes payable                                        281,768         $46,055          $41,597        $133,893 [G]        415,661
                                                                                                      (87,652)[H]
Accrued interest                                       3,001             262              117            (379)[I]          3,001
Real estate taxes payable                              4,074              76              405                              4,555
Construction costs payable                             5,885           1,923                                               7,808
Due to affiliates, net                                                   308                             (308)[F]
Accounts payable and other liabilities                13,318             793              382           2,047 [J]         15,845
                                                                                                         (695)[K]
                                                    --------         -------          -------         -------           --------
   Total liabilities                                 340,946          49,417           42,501          46,906            479,770

Shareholders' equity:
   Senior Preferred Stock                                 23                                                                  23
   Convertible Preferred Stock                            28                                                                  28
   Common Stock                                          134                              110            (110)[L]            134
   Additional paid-in capital                        165,446                                           (1,757)[M]        163,689
   Distributions in excess of net income             (20,504)                                                            (20,504)
   Partners' capital/(deficit)                                        (2,535)              83             695 [K]
                                                                                                        1,757 [M]

                                                    --------         -------          -------         -------           --------
   Total shareholders' equity                        145,127          (2,535)             193             585            143,370
                                                    --------         -------          -------         -------           --------
   Total liabilities and shareholders' equity       $486,073         $46,882          $42,694         $47,491           $623,140
                                                    ========         =======          =======         =======           ========

                        NOTES TO PRO FORMA BALANCE SHEET

                               PRIME RETAIL, INC.

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)


BALANCE SHEET ADJUSTMENTS:
[A] Historical  balance  sheet of  Prime  Retail,  Inc.  (the  "Company")  as of
    September 30, 1996.
[B] Historical  balance sheet of  Grove City  Factory Shops as  of September 30,
    1996.
[C] Historical  balance sheet of the JMJ Acquired Properties as of September 30,
    1996.
[D] To adjust cost bases of rental properties for  the acquisition of Grove City
    Factory  Shops and the JMJ Acquired  Properties.
[E] Reflects the write-off of unamortized  deferred  financing  costs related to the repayment of certain notes payable of Grove City Factory Shops.
[F] Reflects the elimination of receivables and payables between the Company and
    Grove City  Factory  Shops.
[G] Reflects  the  issuance of  debt to finance  the  acquisition  of Grove City
    Factory Shops and the JMJ Acquired Properties.
[H] Reflects the repayment of notes payables of Grove City Factory Shops and the
    JMJ Acquired Properties.
[I] Reflects the repayment of accrued interest relating to certain notes payable of Grove City Factory Shops and the JMJ Acquired Properties.
[J] Reflects the assumption of certain  obligations  related to the JMJ Acquired
    Properties.
[K] Reflects the  elimination of  the Company's investment in Grove City Factory
    Shops.
[L] Reflects  the  elimination  of common  stock  relating  to the JMJ  Acquired
    Properties.
[M] Reflects the  reclassification  of partner's capital/(deficit) to additional
    paid-in  capital  for  Grove  City  Factory  Shops  and   the  JMJ  Acquired
    Properties.

                                                          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                      PRIME RETAIL, INC.

                                                            FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                        (UNAUDITED)
                                                            (000's, EXCEPT PER SHARE INFORMATION)


                                                                       Grove
                                                                        City              JMJ
                                                      Prime            Factory         Acquired           Pro Forma
                                                   Retail, Inc.[A]    Shops[B]        Properties[C]      Adjustments     Pro Forma
                                                  ----------------  ---------------  --------------     --------------  ------------
REVENUES
Base rents                                              $46,368           $4,864           $5,032                           $56,264
Percentage rents                                          1,520              532               84                             2,136
Tenant reimbursements                                    22,283            2,401            2,252                            26,936
Income from investment partnerships                       1,729                                           ($1,669)[D]            60
Interest and other                                        5,498              402              102            (265)[E]         5,737
                                                        -------           ------           ------         -------           -------
    Total revenues                                       77,398            8,199            7,470          (1,934)           91,133

EXPENSES
Property operating                                       17,389            1,630            2,027                            21,046
Real estate taxes                                         4,977              588              318                             5,883
Depreciation and amortization                            15,438            1,434              907           1,221 [F]        18,941
                                                                                                              (59)[G]
Corporate general and administrative                      3,878               95                                              3,973
Interest                                                 20,821            2,518            1,994           2,277 [H]        27,610
Management fees                                                              265              247            (265)[E]
                                                                                                             (247)[I]
Other charges                                             2,089                                20                             2,109
                                                        -------           ------           ------         -------           -------
    Total expenses                                       64,592            6,530            5,513           2,927            79,562
                                                        -------           ------           ------         -------           -------

INCOME (LOSS) BEFORE MINORITY INTERESTS                  12,806            1,669            1,957          (4,861)           11,571

Loss allocated to minority interests                      5,364                                               236 [J]         5,600

                                                        -------           ------           ------         -------           -------
NET INCOME                                               18,170            1,669            1,957          (4,625)           17,171

Income allocated to preferred shareholders               20,944                                                              20,944
                                                        -------           ------           ------         -------           -------

NET LOSS APPLICABLE TO COMMON SHARES                    ($2,774)          $1,669           $1,957         ($4,625)          ($3,773)
                                                        =======           ======           ======         =======           =======

LOSS PER COMMON SHARE                                    ($0.96)                                                             ($1.31)
                                                        =======                                                              ======

WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING                                           2,875                                                               2,875
                                                        =======                                                              ======

                   NOTES TO PRO FORMA STATEMENT OF OPERATIONS
-
                               PRIME RETAIL, INC.

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)


STATEMENT OF OPERATIONS ADJUSTMENTS:
[A] Historical statement of operations of Prime Retail, Inc. (the "Company") for the year ended December 31, 1995.
[B] Historical statement of operations of Grove City Factory Shops for the year ended December 31, 1995.
[C] Historical statement of operations of the JMJ Acquired Properties for the year ended December 31, 1995.
[D] Reflects the elimination of the Company's income from investment partnerships for Grove City Factory Shops.
[E] Reflects the elimination of the Company's income attributable to management fees charged to Grove City Factory Shops.
[F] To adjust depreciation expense attributable to the increase to cost bases of rental properties for the acquisition of Grove City Factory Shops and the JMJ Acquired Properties.
[G] Reflects the reduction of amortization of deferred financing costs related to the notes payable of Grove City Factory Shops.
[H] To adjust interest expense for changes resulting from the issuance of debt to finance the acquisition of Grove City Factory Shops and the JMJ Acquired Properties.
[I] Reflects the elimination of the management fees incurred by the JMJ Acquired Properties.
[J] To adjust loss allocated to minority interests resulting from pro forma adjustments related to the acquisition of Grove City Factory Shops and the JMJ Acquired Properties.

                                                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                PRIME RETAIL, INC.

                                                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                                      (UNAUDITED)
                                                         (000's, EXCEPT PER SHARE INFORMATION)


                                                                Grove
                                                                 City           JMJ
                                                 Prime          Factory       Acquired          Pro Forma
                                              Retail, Inc.[A]   Shops[B]     Properties[C]     Adjustments     Pro Forma
                                             ----------------  ----------   ---------------   -------------    ----------
REVENUES
Base rents                                         $38,417         $4,729         $5,580                         $48,726
Percentage rents                                     1,277            357            111                           1,745
Tenant reimbursements                               18,073          2,383          2,010                          22,466
Income from investment partnerships                    859                                         ($749)[D]         110
Interest and other                                   4,486             50            122            (267)[E]       4,391
                                                   -------         ------         ------         -------         -------
    Total revenues                                  63,112          7,519          7,823          (1,016)         77,438

EXPENSES
Property operating                                  14,536          1,435          1,597                          17,568
Real estate taxes                                    3,854            730            405                           4,989
Depreciation and amortization                       13,578          1,388          1,001             902 [F]      16,801
                                                                                                     (68)[G]
Corporate general and administrative                 2,832                                                         2,832
Interest                                            17,343          2,300          2,258           1,970 [H]      23,871
Management fees                                                       267            274            (267)[E]
                                                                                                    (274)[I]
Other charges                                        7,687            116             43                           7,846
                                                  --------         ------         ------         -------         -------
    Total expenses                                  59,830          6,236          5,578           2,263          73,907
                                                  --------         ------         ------         -------         -------

INCOME (LOSS) BEFORE MINORITY INTERESTS
    AND EXTRAORDINARY ITEM                           3,282          1,283          2,245          (3,279)          3,531

Loss allocated to minority interests                 1,398                                          (158)[J]       1,240
                                                  --------         ------         ------         -------         -------
INCOME BEFORE EXTRAORDINARY ITEM                     4,680          1,283          2,245          (3,437)          4,771
Extraordinary item - loss on early
  extinguishment of debt, net of minority
  interests in the amount of $3,263                 (1,017)                                                       (1,017)

                                                  --------         ------         ------         -------         -------
NET INCOME                                           3,663          1,283          2,245          (3,437)          3,754

Income allocated to preferred shareholders          11,236                                                        11,236
                                                  --------         ------         ------         -------         -------

NET LOSS APPLICABLE TO COMMON SHARES               ($7,573)        $1,283         $2,245         ($3,437)       ($7,482)
                                                  ========         ======         ======         =======        =======

PER COMMON SHARE:
    Loss before extraordinary item                  ($1.01)                                                      ($1.00)
    Extraordinary item                               (0.16)                                                       (0.16)
                                                  ========                                                      =======
    Net loss                                        ($1.17)                                                      ($1.16)
                                                  ========                                                      =======

WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING                                      6,481                                                        6,481
                                                  ========                                                      =======

                   NOTES TO PRO FORMA STATEMENT OF OPERATIONS

                               PRIME RETAIL, INC.

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                   (UNAUDITED)


STATEMENT OF OPERATIONS ADJUSTMENTS:
[A] Historical statement of operations of Prime Retail, Inc.(the "Company") for the nine months ended September 30, 1996.
[B] Historical statement of operations of Grove City Factory Shops for the nine months ended September 30, 1996.
[C] Historical statement of operations of the JMJ Acquired Properties for the nine months ended September 30, 1996.
[D] Reflects the elimination of the Company's income from investment partnerships for Grove City Factory Shops.
[E] Reflects the elimination of the Company's income attributable to management fees charged to Grove City Factory Shops. [F] To adjust depreciation expense attributable to the increase to cost bases of rental properties for the acquisition of Grove City Factory Shops and the JMJ Acquired Properties.
[G] Reflects the reduction of amortization of deferred financing costs related to the notes payable of Grove City Factory Shops.
[H] To adjust interest expense for changes resulting from the issuance of debt to finance the acquisition of Grove City Factory Shops and the JMJ Acquired Properties.
[I] Reflects the elimination of the management fees incurred by the JMJ Acquired Properties.
[J] To adjust loss allocated to minority interests resulting from pro forma adjustments related to the acquisition of Grove City Factory Shops and the JMJ Acquired Properties.




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